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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT  [  ]

FILED BY A PARTY OTHER THAN THE REGISTRANT  [X]

CHECK THE APPROPRIATE BOX:

[ ]   PRELIMINARY PROXY STATEMENT
[ ]   DEFINITIVE PROXY STATEMENT            [ ]  CONFIDENTIAL, FOR USE OF THE
[ ]   DEFINITIVE ADDITIONAL MATERIALS            COMMISSION ONLY (AS PERMITTED)
[X]   SOLICITING MATERIAL PURSUANT TO            BY RULE 14A-6(E)(2)
      RULE 14A-12


                                    ICO, INC.
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                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                           TRAVIS STREET PARTNERS, LLC
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    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)



PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  NO FEE REQUIRED.

[ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND 0-11.

      (1)   TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
            NOT APPLICABLE

      --------------------------------------------------------------------------
      (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES: NOT APPLICABLE.

      --------------------------------------------------------------------------
      (3)   PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION
            COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE
            AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW
            IT WAS DETERMINED): NOT APPLICABLE.

      --------------------------------------------------------------------------

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      (4)   PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (5)   TOTAL FEE PAID:  NOT APPLICABLE.

      --------------------------------------------------------------------------

[ ]  FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS:

[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

      (1)       AMOUNT PREVIOUSLY PAID:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (2)       FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (3)       FILING PARTY:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (4)       DATE FILED:  NOT APPLICABLE.

      --------------------------------------------------------------------------

TRAVIS STREET PARTNERS,  LLC                                 910 Travis Street
                                                                    Suite 2150
                                                         Houston,  Texas 77002
                                                              fax 713 759 2040
                                                              TEL 713 759 2030
                                                  www.travisstreetpartners.com
                                                  ----------------------------

FOR IMMEDIATE RELEASE

HOUSTON, JANUARY 5, 2001 - TRAVIS STREET PARTNERS, LLC ("TSP"), FORMED BY A GROUP OF PRIVATE HOUSTON INVESTORS, ANNOUNCED TODAY THAT IT HAS FILED PRELIMINARY PROXY MATERIALS WITH RESPECT TO ITS INVESTMENT IN ICO INC. (NASDAQ:
ICOC), A HOUSTON-BASED OILFIELD SERVICES AND PLASTICS PROCESSING CONCERN.

TSP HAS NOMINATED A. JOHN KNAPP, CHARLES T. MCCORD, III, AND JAMES D. CALAWAY TO SERVE ON ICO'S BOARD OF DIRECTORS, ACCORDING TO ITS NOMINATING LETTER, WHICH WAS HAND DELIVERED TO ICO ON DECEMBER 8, 2000.

TSP'S PRIOR SCHEDULE 13D FILING OF DECEMBER 29, 2000 DISCLOSED THAT TSP HAD ACQUIRED 5.02% OF ICO'S COMMON STOCK. IN A LETTER TO ICO'S BOARD, TSP PROPOSED TO ACQUIRE ICO'S COMMON STOCK AT A PRICE OF $2.85 PER SHARE, AN 82% PREMIUM TO THE CLOSING MARKET PRICE ON THE DAY PRIOR TO TSP'S OFFER.

CHRIS O'SULLIVAN, MANAGER OF TRAVIS STREET PARTNERS, LLC, STATED, "ALTHOUGH WE SINCERELY DESIRE TO PURSUE A FRIENDLY TRANSACTION WITH ICO, ICO'S MANAGEMENT HAS BEEN UNWILLING TO ENGAGE IN SUBSTANTIVE DISCUSSIONS RELATING TO OUR OFFER. ACCORDINGLY, WE WILL SEEK SHAREHOLDER SUPPORT TO MAXIMIZE SHAREHOLDER VALUE THROUGH THE ELECTION OF OUR DIRECTOR SLATE. WHILE WE BELIEVE OUR OFFER PROVIDES SUPERIOR VALUE TO SHAREHOLDERS, OUR DIRECTORS WILL ADVOCATE THE SALE OF THE COMPANY TO THE HIGHEST BIDDER."

                                      *****

                         CERTAIN ADDITIONAL INFORMATION

THE PARTICIPANTS IN ANY SOLICITATION THAT MAY BE REPRESENTED BY THIS PRESS RELEASE (THE "TSP PARTICIPANTS") ARE TSP AND THE FOLLOWING PERSONS WHO ARE, OR HAVE FUNDED CAPITAL CONTRIBUTIONS OF, MEMBERS OF TSP: C. N. O'SULLIVAN; TIMOTHY
J. GOLLIN; CHRISTOPHER P. SCULLY; A. JOHN KNAPP; JAMES D. CALAWAY; CHARLES T. MCCORD, III; A JOINT VENTURE BETWEEN MCCORD AND CALAWAY; JOHN V. WHITING; FREEMAN CAPITAL MANAGEMENT LLC; ROBERT WHITING; RANDALL GRACE; R. ALLEN SCHUBERT; AND STEPHEN F. MARTIN. IN AGGREGATE, THE TSP PARTICIPANTS BENEFICIALLY OWN 1,138,300 SHARES OF ICO'S COMMON STOCK, OR 5.02% OF SUCH SHARES OUTSTANDING (BASED ON ICO'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2000). THE TSP PARTICIPANTS CURRENTLY INTEND TO FILE A PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") IN CONNECTION WITH ANY SOLICITATION THAT THE TSP PARTICIPANTS MAY MAKE WITH RESPECT TO ICO. THE TSP PARTICIPANTS ADVISE ALL ICO STOCKHOLDERS TO READ ANY SUCH PROXY STATEMENT WHEN IT IS AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. ANY SUCH PROXY STATEMENT WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV.


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CONTACT:
TIMOTHY J. GOLLIN
TRAVIS STREET PARTNERS,  LLC
713 759 2030
EMAIL:  INFO@TRAVISSTREETPARTNERS.COM
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